UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2023

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment (this “Amendment No. 1”) to the Current Report on Form 8-K filed by iCAD, Inc. (the “Company”) with the Securities and Exchange Commission on January 12, 2023 (the “Original Report”). In the Original Report, the Company advised that it would provide the terms of its compensation arrangements with Ms. Brown when they were determined. This Amendment No. 1 is being filed to provide a description of the compensation arrangement contained within the Executive Chairman Agreement (the “Agreement”) entered into after the date of the Original Report between the Company and Ms. Brown. Except as set forth herein, this Amendment No. 1 does not amend, modify, or update the disclosure contained in the Original Report.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2023, the Company and Ms. Brown entered into an Executive Chairman Agreement effective January 6, 2023. Pursuant to the Agreement, the Company will pay Ms. Brown an annual fee of $160,000 (the “Base Fee”), which shall be pro-rated for any partial months during the term. Ms. Brown shall be entitled to a bonus, payable on a quarterly basis, equal to 85% of the Base Fee, upon the satisfaction of specific goals and targets established by the Compensation Committee of the Board and agreed upon by Ms. Brown. Ms. Brown has been granted an option to purchase 45,000 shares of common stock of the Company, vesting quarterly during the term of the Agreement, as long as Ms. Brown remains a member of the Board. The term of the Agreement shall end on December 31, 2023 unless earlier terminated by either party pursuant to the Agreement.

The foregoing is not a complete description of the Agreement and is qualified in its entirety by reference to the full text and terms of the Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1 is being furnished pursuant to Item 9.01, is not to be considered filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Executive Chairman Agreement, dated January 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Stacey Stevens
Stacey Stevens
Chief Executive Officer and President

Date: February 3, 2023